SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment #1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2007
Intellect Neurosciences, Inc.
(Exact Name Of Registrant As Specified In Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-128226	20-2777006

(Commission File Number)	(I.R.S. Employer Identification No.)

7 West 18th Street, New York, NY	10011

(Address of Principal Executive Offices)	(Zip Code)
(212) 448-9300
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1 Financial Statements of Intellect Neurosciences, Inc. period ending December 31, 2006
Item 2.02. Results of Operations and Financial Condition.
     Today, Intellect Neurosciences, Inc. (f/k/a GlobePan Resources, Inc) (the “Company”) is filing audited financial statements with the SEC for its operating company and wholly owned subsidiary, Intellect USA, Inc. (f/k/a Intellect Neurosciences, Inc.), for the period ending December 31, 2006, at which time Intellect USA, Inc. was independent of the Company. A copy of the audited financial statements is attached as Exhibit 99.1 and is incorporated herein by reference.
     On January 25, 2007, GlobePan Resources, Inc. (“Globepan”) entered into an agreement and plan of merger with Intellect Neurosciences, Inc. (now known as Intellect USA, Inc.) and INS Acquisition, Inc., a newly formed, wholly-owned Delaware subsidiary of GlobePan Resources, Inc. (“Acquisition Sub”). On January 25, 2007, Acquisition Sub merged with and into Intellect Neurosciences, Inc. (now known as Intellect USA, Inc.), Acquisition Sub ceased to exist and Intellect Neurosciences, Inc (now known as Intellect USA, Inc.) survived the merger and became the wholly-owned subsidiary of GlobePan Resources, Inc. (now known as Intellect Neurosciences, Inc.)
     The following actions were taken in connection with the merger: (i) on January 25, 2007, Intellect USA, Inc. changed its name from Intellect Neurosciences, Inc. to its current name, Intellect USA, Inc., and (ii) on January 26, 2007, GlobePan changed its name to Intellect Neurosciences, Inc. On January 31, 2007, the Company filed a Current Report on Form 8-K, which included statements of financial condition and results of operation for the period ending September 30, 2006. This Current Report on Form 8-K/A amends the previous report filed by the Company and includes as an exhibit statements of financial condition and results of operation for Intellect USA, Inc., then known as Intellect Neurosciences, Inc., for the period ending December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Financial Statements of Intellect Neurosciences, Inc. for period ending December 31, 2006
     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 15, 2007	INTELLECT NEUROSCIENCES, INC.
	By:	/s/ Elliot Maza
		Name:	Elliot Maza
		Title:	President and CFO